Exhibit 99.1

INVACARE CORPORATION AND SUBSIDIARIES
Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial statements are derived from the historical consolidated financial statements of the Company and give effect to the disposition of the Rental Subsidiaries. The unaudited pro forma condensed combined balance sheet at March 31, 2015 gives effect to the adjustments for the Rental Subsidiaries disposition as if the Transaction was completed on March 31, 2015. The unaudited pro forma condensed combined statements of comprehensive income (loss) for the quarter ended March 31, 2015 and the year ended December 31, 2014 give effect to the adjustments for the Rental Subsidiaries disposition as if the Transaction had been completed on January 1, 2014. The Rental Subsidiaries historical amounts are presented according to accounting principles generally accepted in the United States (U.S. GAAP) and include certain pro forma adjustments. The notes to the balance sheet and statements of comprehensive income (loss) describe the transaction and adjustments applicable to each.

The purchase price allocation of the Rental Subsidiaries disposition reflected in these unaudited pro forma condensed combined financial statements is preliminary and has been based on preliminary estimates of the book value of assets and liabilities ultimately sold. Accordingly, the loss on sale reflected in these unaudited pro forma condensed combined financial statements is preliminary and is estimated based on the pro forma balance sheet as of March 31, 2015. As a result, the unaudited pro forma condensed combined financial information presented herein is subject to change and may differ from the final results based upon the final purchase price allocation. The determination of the final purchase price allocation and resulting loss on sale will be based on the actual final valuation of the assets and liabilities of the Rental Subsidiaries that exist as of the date of completion of the disposition and will be reflected and disclosed in the Company's financial statements for the quarter ended September 30, 2015.

The Company has made, in management's opinion, all significant necessary adjustments that can be factually supported to reflect the effect of the disposition. The unaudited condensed combined pro forma financial information is presented for informational purposes only. The unaudited condensed combined pro forma financial statements do not purport to represent what the actual results of operations or financial position would have been if the disposition of the Rental Subsidiaries as described above had occurred on the dates indicated or to project the Company's results of operations or financial position for any future period.

The following unaudited condensed combined pro forma financial information should be read in conjunction with:

a.The Company's consolidated financial statements and notes thereto and management's discussion and analysis for the year ended ended December 31, 2014 included in the Company's Form 10-K for the fiscal year ended December 31, 2014;

b.The Company's consolidated financial statements and notes thereto and management's discussion and analysis for the three months ended March 31, 2015 included in the Company's Form 10-Q for the fiscal quarter ended March 31, 2015.

INVACARE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
at March 31, 2015

(In thousands)	Invacare as Reported (1)	Rental Subsidiaries Historical (2)	Pro Forma Adjust-ments (3)		Pro Forma Rental Subsidiaries	Pro Forma Eliminations (4)		Pro Forma Invacare (5)
Assets
Current Assets
Cash and cash equivalents	$20,618	$2	$—		$2	$—		$20,616
Trade receivables, net	163,664	6,143	—		6,143	—		157,521
Installment receivables, net	1,088	—	—		—	—		1,088
Inventories, net	150,975	386	—		386	—		150,589
Deferred income taxes	1,982	—	—		—	—		1,982
Other current assets	39,567	188	—		188	—		39,379
Total Current Assets	377,894	6,719	—		6,719	—		371,175
Other Assets	6,435	—	—		—	—		6,435
Other Intangibles	34,119	48	—		48	—		34,071
Property and Equipment, net	80,427	4,905	—		4,905	—		75,522
Goodwill	386,627	—	4,487	(A)	4,487	—		382,140
Total Assets	$885,502	$11,672	$4,487		$16,159	$—		$869,343
Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable	$119,408	$190	$155	(B)	$345	$—		$119,063
Accrued expenses	140,656	878	—		878	—		139,778
Current taxes, payable and deferred	12,410	—	(70)	(C)	(70)	(70)	(F)	12,410
Short-term debt and current maturities of long-term obligations	843	8	—		8	—		835
Total Current Liabilities	273,317	1,076	85		1,161	(70)		272,086
Long-Term Debt	22,066	4	—		4	(13,700)	(G)	8,362
Other Long-Term Obligations	83,196	—	—		—	—		83,196
Shareholders’ Equity					—			—
Preferred Shares (Authorized 300 shares; none outstanding)	—	—	—		—	—		—
Common Shares (Authorized 100,000 shares; 34,457 issued and outstanding in 2015)—no par	8,652	—	—		—	—		8,652
Class B Common Shares (Authorized 12,000 shares; 1,085 issued and outstanding in 2015)—no par	272	—	—		—	—		272
Additional paid-in-capital	241,293	36,518	3,950	(D)	40,468	40,468	(H)	241,293
Retained earnings	330,712	(25,926)	452	(E)	(25,474)	(26,698)	(H)	329,488
Accumulated other comprehensive earnings	20,259	—	—		—	—		20,259
Treasury shares (3,187 shares)	(94,265)	—	—		—	—		(94,265)
Total Shareholders’ Equity	506,923	10,592	4,402		14,994	13,770		505,699
Total Liabilities and Shareholders’ Equity	$885,502	$11,672	$4,487		$16,159	$—		$869,343

INVACARE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Quarter Ended March 31, 2015

	Invacare as Reported (1)	Rental Subsidiaries Historical (2)	Pro Forma Adjust-ments (3)		Pro Forma Rental Subsidiaries	Pro Forma Eliminations (4)		Pro Forma Invacare (6)
	(In thousands, except per share data)
Net sales	$289,024	$7,195	$—		$7,195	$—		$281,829
Cost of products sold	211,929	1,603	—		1,603	—		210,326
Gross Profit	77,095	5,592	—		5,592	—		71,503
Selling, general and administrative expenses	81,240	5,685	—		5,685	—		75,555
Charges related to restructuring activities	240	—	—		—	—		240
Interest expense	692	490	(382)	(I)	108	—		584
Interest income	(38)	—	—		—	—		(38)
Loss from Continuing Operations Before Income Taxes	(5,039)	(583)	382		(201)	—		(4,838)
Income taxes (benefit)	2,475	—	(70)	(C)	(70)	70	(F)	2,475
Net Earnings (Loss) from Continuing Operations	$(7,514)	$(583)	$452	(E)	$(131)	$(70)		$(7,313)
Net Earnings from Discontinued Operations (net of tax of $0)	$—	$—	$—		$—	$—		$—
Gain on Sale of Discontinued Operations (net of tax of $140)	$260	$—	$—		$—	$—		$260
Total Net Earnings from Discontinued Operations	$260	$—	$—		$—	$—		$260
Net Loss	$(7,254)	$(583)	$452		$(131)	$(70)		$(7,053)
Net Earnings (Loss) per Share—Basic
Net Loss from Continuing Operations	$(0.23)	$(0.02)	$0.01		$—	$—		$(0.23)
Net Earnings from Discontinued Operations	$0.01	$—	$—		$—	$—		$0.01
Net Earnings (Loss) per Share—Basic	$(0.23)	$(0.02)	$0.01		$—	$—		$(0.23)
Weighted Average Shares Outstanding—Basic	32,125	32,125	32,125		32,125	32,125		32,125
Net Earnings (Loss) per Share—Assuming Dilution
Net Loss from Continuing Operations	$(0.23)	$(0.02)	$0.01		$—	$—		$(0.22)
Net Earnings from Discontinued Operations	$0.01	$—	$—		$—	$—		$0.01
Net Earnings (Loss) per Share—Assuming Dilution	$(0.23)	$(0.02)	$0.01		$—	$—		$(0.22)
Weighted Average Shares Outstanding—Assuming Dilution	32,389	32,389	32,389		32,389	32,389		32,389

Net Earnings (Loss)	$(7,254)	$(583)	$452		$(131)	$(70)		$(7,053)
Other comprehensive income (loss):
Foreign currency translation adjustments	(53,378)	—	—		—	—		(53,378)
Defined Benefit Plans:
Amortization of prior service costs and unrecognized gains	94	—	—		—	—		94
Deferred tax adjustment resulting from defined benefit plan activity	(33)	—	—		—	—		(33)
Valuation reserve associated with defined benefit plan activity	33	—	—		—	—		33
Current period unrealized gain on cash flow hedges	2,020	—	—		—	—		2,020
Deferred tax benefit related to unrealized gain on cash flow hedges	(96)	—	—		—	—		(96)
Other Comprehensive Income	(51,360)	—	—		—	—		(51,360)

Comprehensive Income (Loss)	$(58,614)	$(583)	$452		$(131)	$(70)		$(58,413)

INVACARE CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF COMPREHENSIVE INCOME (LOSS)
Twelve Months Ended December 31, 2014

	Invacare as Reported (1)	Rental Subsidiaries Historical (2)	Pro Forma Adjust-ments (3)		Pro Forma Rental Subsidiaries	Pro Forma Eliminations (4)		Pro Forma Invacare (6)
	(In thousands, except per share data)
Net sales	$1,270,163	$31,794	$—		$31,794	$—		$1,238,369
Cost of products sold	922,775	7,128	—		7,128	—		915,647
Gross Profit	347,388	24,666	—		24,666	—		322,722
Selling, general and administrative expenses	383,913	26,785	—		26,785	—		357,128
Charges related to restructuring activities	11,112	(2)	—		(2)	—		11,114
Asset write-downs related to intangible assets	13,041	13,041	—		13,041	—		—
Interest expense	3,039	2,249	(1,940)	(I)	309	—		2,730
Interest income	(507)	(1)	—		(1)	—		(506)
Earnings (Loss) from Continuing Operations Before Income Taxes	(63,210)	(17,406)	1,940		(15,466)	—		(47,744)
Income taxes (benefit)	5,550	—	(5,413)	(C)	(5,413)	5,413	(F)	5,550
Net Earnings (Loss) from Continuing Operations	$(68,760)	$(17,406)	$7,353	(E)	$(10,053)	$(5,413)		$(53,294)
Net Earnings from Discontinued Operations (net of tax of $1,200)	1,596	—	—		—	—		1,596
Gain on Sale of Discontinued Operations (net of tax of $5,975)	11,094	—	—		—	—		11,094
Total Net Earnings from Discontinued Operations	12,690	—	—		—	—		12,690
Net Earnings (Loss)	$(56,070)	$(17,406)	$7,353		$(10,053)	$(5,413)		$(40,604)
Net Earnings (Loss) per Share—Basic:
Net Earnings (Loss) from Continuing Operations	$(2.15)	$(0.54)	$0.23		$(0.31)	$(0.17)		$(1.66)
Net Earnings from Discontinued Operations	$0.40	$—	$—		$—	$—		$0.40
Net Earnings (Loss) per Share—Basic	$(1.75)	$(0.54)	$0.23		$(0.31)	$(0.17)		$(1.27)
Weighted Average Shares Outstanding—Basic	32,009	32,009	32,009		32,009	32,009		32,009
Net Earnings (Loss) per Share—Assuming Dilution:
Net Earnings (Loss) from Continuing Operations	$(2.15)	$(0.54)	$0.23		$(0.31)	$(0.17)		$(1.66)
Net Earnings from Discontinued Operations	$0.39	$—	$—		$—	$—		$0.39
Net Earnings (Loss) per Share—Assuming Dilution	$(1.75)	$(0.54)	$0.23		$(0.31)	$(0.17)		$(1.27)
Weighted Average Shares Outstanding—Assuming Dilution	32,197	32,197	32,197		32,197	32,197		32,197

Net Earnings (Loss)	$(56,070)	$(17,406)	$7,353		$(10,053)	$(5,413)		$(40,604)
Other comprehensive income (loss):
Foreign currency translation adjustments	(51,508)	—	—		—	—		(51,508)
Defined Benefit Plans:
Amortization of prior service costs and unrecognized loss	(2,178)	—	—		—	—		(2,178)
Deferred tax adjustment resulting from defined benefit plan activity	213	—	—		—	—		213
Valuation reserve (reversal) associated with defined benefit plan activity	(222)	—	—		—	—		(222)
Current period unrealized gain on cash flow hedges	244	—	—		—	—		244
Deferred tax loss related to unrealized gain (loss) on cash flow hedges	(86)	—	—		—	—		(86)
Other Comprehensive Income (Loss)	(53,537)	—	—		—	—		(53,537)

Comprehensive Income (Loss)	$(109,607)	$(17,406)	$7,353		$(10,053)	$(5,413)		$(94,141)

Note 1. Estimated Net Proceeds (in thousands)

Net cash purchase price per the Purchase Agreement	$15,500
Estimated transaction costs	(1,800)
Estimated net proceeds on sale	$13,700

Transaction costs noted above include the professional fees associated with the sale of the Rental Subsidiaries and include an estimate of expenses, primarily professional fees and restructuring costs, to be recognized as a result of the divestiture. The Company will utilize the net proceeds to pay down debt.

Note 2. Preliminary Loss on Disposition (in thousands)

Based on the March 31, 2015 pro forma balance sheet for Rental Subsidiaries, the estimated book loss on disposal is approximately $1.3 million.

Estimated Net Proceeds on Sale	$13,700

Total Assets	16,159
Less Current Liabilities	1,161
Less Long-Term Liabilities	4
Less: Estimated Net Assets	$14,994

Estimated Loss on Disposition	$(1,294)

Note 3. Pro Forma Statements

The following are descriptions of the various columns of data, labeled (1) through (6), which have been reflected in the accompanying Unaudited Pro Forma Condensed Combined Balance Sheet and Unaudited Pro Forma Condensed Combined Statement of Comprehensive Income (Loss):

1)
Represents the Company's historical financial statements as reported in the Company's 2015 Form 10-Q filing for the three months ended March 31, 2015 and 2014 Form 10-K filing for the twelve months ended December 31, 2014, respectively.

2)
Represents Rental Subsidiaries' historical financial results as consolidated in the Company's 2015 Form 10-Q filing for the three months ended March 31, 2015 and the Company's 2014 Form 10-K filing for the twelve months ended December 31, 2014, respectively.

3)	Represents pro forma adjustments to Rental Subsidiaries' results determined in accordance with Regulation S-X and preliminary disposition adjustments.

4)	Represents pro forma eliminations, considering historical elimination of investments and paid in capital.

5)	Represents "Invacare as Reported" less "Pro Forma Rental Subsidiaries" plus "Pro Forma Eliminations".

6)	Represents "Invacare as Reported" less "Pro Forma Rental Subsidiaries" less "Pro Forma Eliminations".

Note 4. Pro Forma Adjustments

The following are descriptions for the pro forma disposition related adjustments, labeled (A) through (I), which have been reflected in the accompanying Unaudited Pro Forma Condensed Combined Balance Sheet and Unaudited Pro Forma Condensed Combined Statements of Comprehensive Income (Loss):

(A)
Represents the allocation of goodwill for the component of the Institutional Products Group (IPG) reporting unit based on the relative fair value of the Rental Subsidiaries as compared to the reporting unit.

(B)	Represents third party supplier payables recorded on the Company's balance sheet which relate to the Rental Subsidiaries.

(C)
Adjustment to record the federal tax effect of historical and pro forma adjustments at the U.S. Statutory tax rate of 35%. Federal tax benefit of $70,000 is calculated on Rental Subsidiaries' pro forma loss before income tax of $201,000 for the quarter ended March 31, 2015. The pro forma loss before income taxes for the quarter ended March 31, 2015 include the Rental Subsidiaries' historical loss before income taxes of $583,000 and the earnings before income taxes (benefit) of Adjustment (I) as defined below. The 2014 federal tax benefit of $5,413,000 is calculated on Rental Subsidiaries' pro forma loss before income tax of $15,466,000 for the twelve months ended December 31, 2014. The pro forma earnings before income taxes for the twelve months ended December 31, 2014 include the Rental Subsidiaries' historical loss before income taxes of $17,406,000 and the earnings before income taxes (benefit) of Adjustment (I) as defined below.

(D)
Represents the offset to Adjustment (A) and (B) and elimination of intercompany receivables and payables, which has effectively been reclassified to equity as a return of capital on the pro forma condensed balance sheet.

(E)
Represents the net earnings impact of Adjustments (C) and (I) as reflected in Column 3 on the Pro Forma Condensed Combined Statement of Comprehensive Income (Loss) for the quarter ended March 31, 2015 and the twelve months ended ended December 31, 2014.

(F)
Represents an elimination entry to record the impact of income tax valuation reserves for the Company related to Adjustment (C) for federal income taxes for the Rental Subsidiaries since the Company is in a cumulative loss position and, as such, current tax expense is offset by income tax valuation reserves.

(G)	Adjustment to reflect anticipated debt pay down with the net proceeds from disposition ($13,700,000 as described in Note 1).

(H)	Adjustment to eliminate equity and intercompany accounts at disposition. In addition, the Company's pro forma retained earnings reflects the loss on disposition (as noted in Note 2) of $1,294,000.

(I)
Adjustment to reflect allocation of interest expense to Rental Subsidiaries as proceeds from sale are required to be utilized to pay down debt. Interest allocated based on the net proceeds assumed to pay down debt applying the company's average interest rates for the periods presented (an adjustment of $382,000 for the three months ended March 31, 2015 and $1,940,000 for the twelve months ended December 31, 2014).